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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.333-96483, No.333-30096 and No. 333-46204) of Modem
Media, Inc. of our report dated March 4, 2003 relating to the financial statements which appears in this Form 10-K.




PricewaterhouseCoopers LLP

Stamford, Connecticut
March 28, 2003